UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 11, 2016

VOXX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-28839 (Commission File Number)
13-1964841 (IRS Employer Identification No.)
180 Marcus Blvd., Hauppauge, New York (Address of principal executive offices)	11788 (Zip Code)

Registrant's telephone number, including area code (631) 231-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item 2.02    Results of Operations and Financial Condition.

On January 11, 2016, Voxx International Corporation (the “Company”) issued a press release announcing its earnings for the nine months ended November 30, 2015. A copy of the release is furnished herewith as Exhibit 99.1.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment         of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Certain Officers

On January 13, 2016, Loriann Shelton was appointed to the position of Chief Operating Officer of the Company effective immediately. Ms. Shelton, age 58, has been the Senior Vice President and Chief Accounting Officer of the Company since December of 2012 and prior thereto was Senior Vice President of Accounting and Credit from 2006. She has also served as the Chief Financial Officer of VOXX Electronics Corporation and VOXX Accessories Corporation, wholly owned subsidiaries of the Company.

In connection with this appointment, changes to Ms. Shelton’s compensation package were made. Effective immediately, Ms. Shelton will receive an annual base salary of $450,000. In 2016, she will be guaranteed a bonus of $50,000 and will be eligible for an additional cash bonus of $37,500 upon achievement of consolidated pre-tax earnings of $5 million plus an additional $37,500 for achievement of each additional $5 million of consolidated pre-tax earnings (including certain adjustments) thereafter.

A copy of the press release announcing the appointment of Ms. Shelton as Chief Operating Officer is attached as Exhibit 99.2.

Item 8.01        Other Events.

On January 12, 2016, the Company held a conference call to discuss its financial results for the nine months ended November 30, 2015. The Company has prepared a transcript of that conference call, a copy of which is annexed hereto as Exhibit 99.3.

The information furnished under Items 2.02, 5.02 and 8.01, including Exhibits 99.1. 99.2 and 99.3, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 11, 2016, relating to VOXX International Corporation's earnings release for the three and nine months ended November 30, 2015 (filed herewith).

99.2	Press Release, dated January 13, 2016, regarding the appointment of Ms. Shelton as COO.

99.3	Transcript of conference call held on January 12, 2016 at 10:00 am (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX International Corporation (Registrant)

Date: January 14, 2016
BY: /s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer